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                                                                      EXHIBIT 21


                           SUBSIDIARIES OF REGISTRANT

Entity Name                                                        Jurisdiction
-----------                                                        ------------

Six Flags Theme Parks Inc.                                         Delaware
Aurora Campground, Inc.                                            Ohio
Indiana Parks, Inc.                                                Indiana
Ohio Campgrounds Inc.                                              Ohio
Park Management Corp.                                              California
Premier Waterworld Concord Inc.                                    California
Premier Waterworld Sacramento Inc.                                 California
Tierco Maryland, Inc.                                              Delaware
Tierco Water Park, Inc.                                            Oklahoma
Funtime Parks, Inc.                                                Delaware
Funtime Inc.                                                       Ohio
Premier Parks of Colorado Inc.                                     Colorado
Wyandot Lake, Inc.                                                 Ohio
Darien Lake Theme Park and Camping Resort, Inc.                    New York
Elitch Gardens L.P.                                                Colorado
Ohio Hotel LLC                                                     Delaware
Great Escape Holding Inc.                                          New York
Great Escape Theme Park LLC                                        New York
Great Escape LLC                                                   New York
Frontier City Properties, Inc.                                     Oklahoma
Frontier City Partners Limited Partnership                         Oklahoma
Stuart Amusement Company                                           Massachusetts
Riverside Park Enterprises, Inc.                                   Massachusetts
Riverside Park Food Services, Inc.                                 Massachusetts
KKI, LLC                                                           Delaware
Premier International Holdings Inc.                                Delaware
Walibi S.A.                                                        Belgium
Movie World GP GmbH                                                Germany
Movie World GmbH & Co. KG                                          Germany
Movie World Holding GmbH                                           Germany
Premier Parks Holdings Inc.                                        Delaware
Reino Aventura, S.A. de C.V.                                       Mexico
Ventas y Servicios al Consumidor S.A. de C.V.                      Mexico
SFTP Inc.                                                          Delaware
SF Partnership                                                     Delaware
SFTP San Antonio GP, Inc.                                          Delaware
Six Flags San Antonio, L.P.                                        Delaware
SFTP San Antonio, Inc.                                             Delaware


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San Antonio Park GP, LLC                                           Delaware
San Antonio Theme Park L.P.                                        Delaware
SFTP San Antonio II, Inc.                                          Delaware
Fiesta Texas, Inc.                                                 Delaware
Flags Beverages, Inc.                                              Texas
Fiesta Texas Hospitality LLC                                       Texas
SF Splashtown GP Inc.                                              Texas
Six Flags Spashtown L.P.                                           Delaware
SF Splashtown Inc.                                                 Delaware
MWM Holdings Inc.                                                  Delaware
MWM Management LLC                                                 Delaware
MWM Ancillary Services S.L.                                        Spain
Six Flags Events Holding Corp.                                     Delaware
Six Flags Events L.P.                                              Delaware
Six Flags Events Inc.                                              Texas
Six Flags Services, Inc.                                           Delaware
Six Flags Services of Illinois, Inc.                               Delaware
Six Flags Services of Missouri, Inc.                               Delaware
Six Flags Services of Texas, Inc.                                  Delaware
PPZ Inc.                                                           Delaware